UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2015

ATRM Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 Helen Street, North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 770-2000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2015, ATRM Holdings, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”). The letter stated that the Company is not in compliance with Nasdaq’s Rule 5250(c)(1) for continued listing because the Company has not yet filed with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the period ended December 31, 2014, and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014. The Company has not been able to file these reports with the SEC because, as initially disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2014, the Company was in the process of reviewing its financial statements for the second quarter of 2014 and working to correct accounting errors that occurred at its operating subsidiaries (collectively “KBS”) during the preparation of such financial statements.

As an update on this process, the Company recently completed its review of these financial statements and, on April 9, 2015, filed with the SEC Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, restating the Company’s unaudited condensed consolidated financial statements and related disclosures for the three and six months ended June 30, 2014, reflecting the correction of accounting errors that occurred at KBS. The Company is in the process of preparing its Quarterly Report on Form 10-Q for the period ended September 30, 2014 and Annual Report on Form 10-K for the period ended December 31, 2014, and intends to file these reports with the SEC as soon as reasonably practicable.

The Company previously submitted, and Nasdaq accepted, a plan for the Company to regain compliance with Nasdaq’s listing rules, as a result of which Nasdaq granted the Company an exception until May 13, 2015 to make all required filings with the SEC. Nasdaq has informed the Company that it is required to submit an update to its original plan and inform Nasdaq of its progress made towards implementing the plan by no later than April 22, 2015. The Company intends to submit this update within the required timeframe.

Item 8.01. Other Events.

On April 10, 2015, the Company issued a press release announcing its receipt of the Nasdaq letter. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 10, 2015.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. Forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and those identified in “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014, its Quarterly Report on Form 10-Q/A for the period ended June 30, 2014 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRM Holdings, Inc.

Dated: April 10, 2015	By:	/s/ Paul H. Askegaard
	Name:	Paul H. Askegaard
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 10, 2015.